CREDIT LINE (UNAUDITED)	12 Months Ended
Dec. 31, 2014
CREDIT LINE [Abstract]
CREDIT LINE

NOTE 7:-   CREDIT LINE

On June 24, 2013, the Company entered into a credit line agreement with Silicon Valley Bank (the "Lender") pursuant to which the Lender agreed to make a $ 10,000 line of credit available to the Company until December 31, 2014 (the "Credit Line").

The Credit Line bears U.S. dollar denominated interest at annual equals to the prime rate as quoted in the Wall Street Journal print edition ("Prime Rate") plus 2.25% over the utilized amount of the Credit Line and 0.4% over the unutilized portion of the Credit Line. The Credit Line also includes certain affirmative and negative covenants as further described in the Credit Line agreement.

In July 2013 the Company utilized half of the Credit Line, totaling $ 5,000. In November 2013 the Company repaid the utilized Credit Line in the amount of $ 5,000. As part of the Credit Line agreement, the Company issued to the Lender 9,766 warrants to purchase Series E Preferred shares of the Company at an exercise price of $ 20.48 per share. The warrants can be exercised for 7 years term. Following the Company's Initial Public Offering (“IPO”) process (refer to note 9.b), these warrants were converted into 29,298 warrants to purchase ordinary shares with an exercise price of $ 6.83. The warrants were exercised in May 2014.

In connection with the issuance of the warrants, the Company recorded $ 273 of compensation expense, which was recorded as a financial expense in the Company's consolidated statement of comprehensive loss. This transaction was accounted for in accordance with ASC 470-20 "Debt with Conversion and Other Options".